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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 10, 2005
                                                    (August 9, 2005)
                                                 ------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-1667                  31-4421866
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

      3776 South High Street, Columbus, Ohio                      43207
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     (Address of principal executive offices)                   (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 9, 2005, the Board of Directors of Bob Evans Farms, Inc. (the "Company") accepted the resignation of Stewart K. Owens from the Company's Board of Directors and from his positions as the Company's Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer, effective immediately.

         Robert E.H. Rabold has been appointed Chairman of the Board. Mr. Rabold joined the Company's Board of Directors in 1994 and serves as the Company's Lead Independent Director. Mr. Rabold was the Chairman of the Board and Chief Executive Officer of Motorists Mutual Insurance Co. in Columbus, Ohio until his retirement in 2001.

         The Board of Directors has formed a special committee comprised of directors Cheryl L. Krueger, E. W. (Bill) Ingram, Michael J. Gasser and G. Robert Lucas to conduct a search for a new Chief Executive Officer and President. In the meantime, the Board of Directors has appointed Larry C. Corbin as the Company's interim Chief Executive Officer and President, effective immediately. Mr. Corbin has been a member of the Company's Board of Directors since 1981 and served as the Company's Executive Vice President of Restaurant Operations from 1995 until his retirement in July 2004. Since his retirement, Mr. Corbin has provided consulting services to the Company in connection with its acquisition and integration of SWH Corporation d/b/a Mimi's Cafe.

         A subcommittee of the Company's Compensation Committee has been formed to investigate and recommend to the full Compensation Committee an appropriate compensation package for Mr. Corbin as well as a severance package for Mr. Owens.

          On August 9, 2005, the Company issued a news release announcing Mr. Owens' resignation, the appointment of Mr. Rabold as the Chairman of the Board of the Company, and the election of Mr. Corbin as the Company's interim Chief Executive Officer and President. A copy of this news release is furnished as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.01. REGULATION FD DISCLOSURE.

         On August 9, 2005, the Company issued a news release announcing Mr. Owens' resignation, the appointment of Mr. Rabold as the Chairman of the Board of the Company, and the election of Mr. Corbin as the Company's interim Chief Executive Officer and President. A copy of this news release is furnished as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired - Not Applicable

         (b) Pro Form Financial Information - Not applicable

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         (c) Exhibits:

             The following exhibit is included pursuant to Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and Item 7.01 Regulation FD Disclosure of Form 8-K:

             99.1      Press Release issued by Bob Evans Farms, Inc. on
                       August 9, 2005



   [Remainder of page intentionally left blank; signature on following page.]



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BOB EVANS FARMS, INC.


Dated:  August 10, 2005                        By: /s/Donald J. Radkoski
                                                  --------------------------
                                                  Donald J. Radkoski
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 10, 2005

Exhibit No.                               Description
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   99.1          Press Release issued by Bob Evans Farms, Inc. on August 9, 2005